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                                                                   EXHIBIT 10.2
                           AMENDMENT TO THAT CERTAIN
                       TECHNOLOGY COOPERATION AGREEMENT
                      BETWEEN SI DIAMOND TECHNOLOGY, INC.
                          AND PHILIPS COMPONENTS B.V.
                              DATED JULY 14, 1996

  This Amendment is entered into between SI DIAMOND TECHNOLOGY, INC., having an office at 12100 Technology Boulevard, Austin, Texas 78727 (hereinafter referred to as "SIDT") and PHILIPS COMPONENTS B.V., having an office at Hurksestraat 9, 5652 AH, Eindhoven, The Netherlands (hereinafter referred to as "Philips").

  WHEREAS, SIDT and Philips have entered into that certain Technology Cooperation Agreement on July 14, 1995 (the "Agreement") and desire to amend the Agreement as set forth in this Amendment in order to fully and completely terminate the Agreement.

  1. SIDT and Philips agree to terminate the Agreement effective on the date that both parties have signed this Amendment.

  2. Only the provisions of Article 5, Article 7, Article 10, Section 11.1,
Section 11.2, Section 11.3, Section 11.5, Section 11.6, Article 12, and
Article 13 shall survive termination of the Agreement.

  IN WITNESS WHEREOF, the parties have executed this Amendment the day and year written below.


SI DIAMOND TECHNOLOGY, INC.               PHILIPS COMPONENTS B.V.

By:  /s/ ZVI YANIV                        By: /s/ J.C. STUVE
   --------------------------                ----------------------------------
    Zvi Yaniv                                J.C. Stuve,
    President/COO                            Managing Director  October 4, 1996